INCENTIVE SHARE PURCHASE OPTION AGREEMENT

THIS AGREEMENT made as of the 29th day of January, 2024.

BETWEEN:

37 CAPITAL INC.

a company duly incorporated under the laws of the Province

of British Columbia, having its head office at

Suite 575, 510 Burrard Street,

Vancouver, British Columbia, Canada V6C 3A8

(hereinafter called the "Company")

OF THE FIRST PART

AND:

JAKE H. KALPAKIAN, of

4005 West 34th Avenue

Vancouver BC V6N 2L6

(hereinafter called the "Optionee" or “Director”)

OF THE SECOND PART

WHEREAS the Optionee is a Director of the Company and requires as a condition of being a Director that the parties enter into this Incentive Share Purchase Option Agreement on the terms and conditions hereinafter set forth:

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	The Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase all or any portion of 250,000 fully paid common shares of the Company from its treasury at the price of $0.10 per share up to and including January 29, 2027 (the "Option") and are vested in stages over a period of 18 months, notwithstanding the foregoing the Option shall terminate 90 days after the Optionee ceases to be a Director of the Company. Any shares issued pursuant to this Incentive Share Purchase Option Agreement are subject to a hold period expiring May 30, 2024. The Option is exercisable as follows:

No. of Option
Vesting Period	Permitted to be exercised
Between January 29, 2024 and July 29, 2024	62,500
Between July 30, 2024 and January 29, 2025	62,500
Between January 30, 2025 and July 29, 2025	62,500
Between July 30, 2025 through January 29, 2027	62,500
Total:	250,000

If any option is not exercised during a particular vesting period, then such unexercised option shall be fully exercisable during any subsequent vesting period.

2.	The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque in favour of the Company for the full amount of the purchase price of the shares then being purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates in the Optionee’s name for the number of shares so purchased.

3.	This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under option.

4.	The Option herein granted shall not be assignable or transferable by the Optionee otherwise than by will or the law of intestacy and the Option may be exercised during the time herein provided only by the Optionee.

1

5.	If the Optionee should die prior to the expiry of the Option herein granted and while the Optionee is a Director of the Company, the said Option may then be exercised by the Optionee’s legal heirs or personal representatives within one year after the Optionee’s death to the same extent as if the Optionee were alive and a Director of the Company, but only for such shares as the Optionee was entitled to at the date of the Optionee’s death.

6.	The provisions of this Agreement and any amendments thereto and the exercise of the rights herein before granted to the Optionee are subject to the approval of the relevant and applicable regulatory authorities.

7.	Shareholder approval shall be obtained prior to the exercise of the Option herein granted to the Optionee in the event the Optionee wishes to exercise the said Option (such approval has been obtained at the Company's latest annual general meeting).

8.	Shareholder approval shall be obtained in respect of amendments to the Agreement, if necessary, and subject to the approval of the regulatory authorities.

9.	In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option hereby granted is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

10.	The Company hereby covenants and agrees to and with the Optionee that it will reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option herein granted.

11.	Time shall be of the essence of the Agreement.

12.	This Agreement constitutes the entire agreement between the Company and the Optionee and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter thereof.

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first written above.

The corporate seal of 37 CAPITAL INC. was hereunto affixed in the presence of	) ) )
“signed”	)
Authorized Signatory	)
	)	C/S
Authorized Signatory	)
)
SIGNED, SEALED AND DELIVERED by JAKE H. KALPAKIAN in the presence of “witnessed”	) ) ) )	“signed”
Name	)	JAKE H. KALPAKIAN
)
Address	)
)
)
)
)
)
)
Occupation	)

2

To:

37 CAPITAL INC.

Suite 575, 510 Burrard Street

Vancouver, British Columbia V6C 3A8

Attention: Secretary

Notice of Election to Exercise

This Notice of Election to Exercise shall constitute proper notice pursuant Section 7.1 of 37 Capital Inc.’s (the "Company") Stock Option Plan (the "Plan") and Item 2. of that certain Stock Option Agreement (the "Agreement") dated as of the 29th day of January, 2024, between the Company and the undersigned.

The undersigned hereby elects to exercise Optionee's option to purchase ____________ shares of the common stock of the Company at a price of $0.10 per share, for aggregate consideration of $____________ on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Item. 2 of the Agreement, accompanies this Notice.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificate(s)	Name

Address	Address

Telephone Number:

DATED at Vancouver, British Columbia, this ______ day of _______________, _______.

(Name of Optionee – Please type or print)

(Signature and, if applicable, Office)

(As indicated in Registration Information)
(Address of Optionee)

(City, Province or State, and Postal Code of Optionee)

3

INCENTIVE SHARE PURCHASE OPTION AGREEMENT

THIS AGREEMENT made as of the 29th day of January, 2024.

BETWEEN:

37 CAPITAL INC.

a company duly incorporated under the laws of the Province

of British Columbia, having its head office at

Suite 575, 510 Burrard Street,

Vancouver, British Columbia, Canada V6C 3A8

(hereinafter called the "Company")

OF THE FIRST PART

AND:

BEDO H. KALPAKIAN, of

Unit 401, 6251 River Road

Delta, BC V4K 5G5

(hereinafter called the "Optionee" or “Director”)

OF THE SECOND PART

WHEREAS the Optionee is a Director of the Company and requires as a condition of being a Director that the parties enter into this Incentive Share Purchase Option Agreement on the terms and conditions hereinafter set forth:

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	The Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase all or any portion of 250,000 fully paid common shares of the Company from its treasury at the price of $0.10 per share up to and including January 29, 2027 (the "Option") and are vested in stages over a period of 18 months, notwithstanding the foregoing the Option shall terminate 90 days after the Optionee ceases to be a Director of the Company. Any shares issued pursuant to this Incentive Share Purchase Option Agreement are subject to a hold period expiring May 30, 2024. The Option is exercisable as follows:

No. of Option
Vesting Period	Permitted to be exercised
Between January 29, 2024 and July 29, 2024	62,500
Between July 30, 2024 and January 29, 2025	62,500
Between January 30, 2025 and July 29, 2025	62,500
Between July 30, 2025 through January 29, 2027	62,500
Total:	250,000

If any option is not exercised during a particular vesting period, then such unexercised option shall be fully exercisable during any subsequent vesting period.

2.	The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque in favour of the Company for the full amount of the purchase price of the shares then being purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates in the Optionee’s name for the number of shares so purchased.

3.	This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under option.

4.	The Option herein granted shall not be assignable or transferable by the Optionee otherwise than by will or the law of intestacy and the Option may be exercised during the time herein provided only by the Optionee.

4

5.	If the Optionee should die prior to the expiry of the Option herein granted and while the Optionee is a Director of the Company, the said Option may then be exercised by the Optionee’s legal heirs or personal representatives within one year after the Optionee’s death to the same extent as if the Optionee were alive and a Director of the Company, but only for such shares as the Optionee was entitled to at the date of the Optionee’s death.

6.	The provisions of this Agreement and any amendments thereto and the exercise of the rights herein before granted to the Optionee are subject to the approval of the relevant and applicable regulatory authorities.

7.	Shareholder approval shall be obtained prior to the exercise of the Option herein granted to the Optionee in the event the Optionee wishes to exercise the said Option (such approval has been obtained at the Company’s latest annual general meeting).

8.	Shareholder approval shall be obtained in respect of amendments to the Agreement, if necessary, and subject to the approval of the regulatory authorities.

9.	In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option hereby granted is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

10.	The Company hereby covenants and agrees to and with the Optionee that it will reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option herein granted.

11.	Time shall be of the essence of the Agreement.

12.	This Agreement constitutes the entire agreement between the Company and the Optionee and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter thereof.

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first written above.

The corporate seal of 37 CAPITAL INC. was hereunto affixed in the presence of “signed”	) ) )
)
Authorized Signatory	)
	)	C/S
Authorized Signatory	)
)
SIGNED, SEALED AND DELIVERED by BEDO H. KALPAKIAN in the presence of “witnessed”	) ) ) )	“signed”
Name	)	BEDO H. KALPAKIAN
)
Address	)
)
)
)
)
)
)
Occupation	)

5

To:

37 CAPITAL INC.

Suite 575, 510 Burrard Street

Vancouver, British Columbia V6C 3A8

Attention: Secretary

Notice of Election to Exercise

This Notice of Election to Exercise shall constitute proper notice pursuant Section 7.1 of 37 Capital Inc.’s (the "Company") Stock Option Plan (the "Plan") and Item 2. of that certain Stock Option Agreement (the "Agreement") dated as of the 29th day of January, 2024, between the Company and the undersigned.

The undersigned hereby elects to exercise Optionee's option to purchase ____________ shares of the common stock of the Company at a price of $0.10 per share, for aggregate consideration of $____________ on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Item. 2 of the Agreement, accompanies this Notice.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificate(s)	Name

Address	Address

Telephone Number:

DATED at Vancouver, British Columbia, this ______ day of _______________, _______.

(Name of Optionee – Please type or print)

(Signature and, if applicable, Office)

(As indicated in Registration Information)
(Address of Optionee)

(City, Province or State, and Postal Code of Optionee)

6

“The securities represented hereby and the securities issuable upon exercise hereof have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”). The holder hereof, by purchasing such securities, agrees for the benefit of the Company that such securities may be offered, sold, pledged or otherwise transferred only (a) to the Company, (b) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act, if applicable, (c) pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws, or (d) in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and in the case of (c) or (d), the holder has prior to such sale furnished to the Corporation an opinion of counsel or other evidence of exemption in form and substance reasonably satisfactory to the Company.”

INCENTIVE SHARE PURCHASE OPTION AGREEMENT

THIS AGREEMENT made as of the 29th day of January, 2024.

BETWEEN:

37 CAPITAL INC.

a company duly incorporated under the laws of the Province

of British Columbia, having its head office at

Suite 575, 510 Burrard Street,

Vancouver, British Columbia, Canada V6C 3A8

(hereinafter called the "Company")

OF THE FIRST PART

AND:

NEIL SPELLMAN, of

3623 Cheshire Avenue,

Carlsbad, CA USA 92010-7022

(hereinafter called the "Optionee" or “Director”)

OF THE SECOND PART

WHEREAS the Optionee is a Director of the Company and requires as a condition of being a Director that the parties enter into this Incentive Share Purchase Option Agreement on the terms and conditions hereinafter set forth:

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	The Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase all or any portion of 250,000 fully paid common shares of the Company from its treasury at the price of $0.10 per share up to and including January 29, 2027 (the "Option") and are vested in stages over a period of 18 months, notwithstanding the foregoing the Option shall terminate 90 days after the Optionee ceases to be a Director of the Company. Any shares issued pursuant to this Incentive Share Purchase Option Agreement are subject to a hold period expiring May 30, 2024. The Option is exercisable as follows:

No. of Option
Vesting Period	Permitted to be exercised
Between January 29, 2024 and July 29, 2024	62,500
Between July 30, 2024 and January 29, 2025	62,500
Between January 30, 2025 and July 29, 2025	62,500
Between July 30, 2025 through January 29, 2027	62,500
Total:	250,000

If any option is not exercised during a particular vesting period, then such unexercised option shall be fully exercisable during any subsequent vesting period.

2.	The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque in favour of the Company for the full amount of the purchase price of the shares then being purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates in the Optionee’s name for the number of shares so purchased.

3.	This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under option.

4.	The Option herein granted shall not be assignable or transferable by the Optionee otherwise than by will or the law of intestacy and the Option may be exercised during the time herein provided only by the Optionee.

7

5.	If the Optionee should die prior to the expiry of the Option herein granted and while the Optionee is a Director of the Company, the said Option may then be exercised by the Optionee’s legal heirs or personal representatives within one year after the Optionee’s death to the same extent as if the Optionee were alive and a Director of the Company, but only for such shares as the Optionee was entitled to at the date of the Optionee’s death.

6.	The provisions of this Agreement and any amendments thereto and the exercise of the rights herein before granted to the Optionee are subject to the approval of the relevant and applicable regulatory authorities.

7.	Shareholder approval shall be obtained prior to the exercise of the Option herein granted to the Optionee in the event the Optionee wishes to exercise the said Option (such approval has been obtained at the Company's latest annual general meeting).

8.	Shareholder approval shall be obtained in respect of amendments to the Agreement, if necessary, and subject to the approval of the regulatory authorities.

9.	In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option hereby granted is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

10.	The Company hereby covenants and agrees to and with the Optionee that it will reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option herein granted.

11.	Time shall be of the essence of the Agreement.

12.	This Agreement constitutes the entire agreement between the Company and the Optionee and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first written above.

The corporate seal of 37 CAPITAL INC. was hereunto affixed in the presence of “signed”	) ) )
)
Authorized Signatory	)
	)	C/S
Authorized Signatory	)
)
SIGNED, SEALED AND DELIVERED by NEIL SPELLMAN in the presence of “witnessed”	) ) ) )	“signed”
Name	)	NEIL SPELLMAN
)
Address	)
)
)
)
)
)
)
Occupation	)

8

To:

37 CAPITAL INC.

Suite 575, 510 Burrard Street

Vancouver, British Columbia V6C 3A8

Attention: Secretary

Notice of Election to Exercise

This Notice of Election to Exercise shall constitute proper notice pursuant Section 7.1 of 37 Capital Inc.’s (the "Company") Stock Option Plan (the "Plan") and Item 2. of that certain Stock Option Agreement (the "Agreement") dated as of the 29th day of January, 2024, between the Company and the undersigned.

The undersigned hereby elects to exercise Optionee's option to purchase ____________ shares of the common stock of the Company at a price of $0.10 per share, for aggregate consideration of $____________ on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Item. 2 of the Agreement, accompanies this Notice.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificate(s)	Name

Address	Address

Telephone Number:

DATED at Vancouver, British Columbia, this ______ day of _______________, _______.

(Name of Optionee – Please type or print)

(Signature and, if applicable, Office)

(As indicated in Registration Information)
(Address of Optionee)

(City, Province or State, and Postal Code of Optionee)

9

“The securities represented hereby and the securities issuable upon exercise hereof have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”). The holder hereof, by purchasing such securities, agrees for the benefit of the Company that such securities may be offered, sold, pledged or otherwise transferred only (a) to the Company, (b) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act, if applicable, (c) pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws, or (d) in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and in the case of (c) or (d), the holder has prior to such sale furnished to the Corporation an opinion of counsel or other evidence of exemption in form and substance reasonably satisfactory to the Company.”

INCENTIVE SHARE PURCHASE OPTION AGREEMENT

THIS AGREEMENT made as of the 29th day of January, 2024.

BETWEEN:

37 CAPITAL INC.

a company duly incorporated under the laws of the Province

of British Columbia, having its head office at

Suite 575, 510 Burrard Street,

Vancouver, British Columbia, Canada V6C 3A8

(hereinafter called the "Company")

OF THE FIRST PART

AND:

GREGORY T. MCFARLANE, of

972 Willow Breeze Lane

St. George, UT 84790-1886

(hereinafter called the "Optionee" or “Director”)

OF THE SECOND PART

WHEREAS the Optionee is a Director of the Company and requires as a condition of being a Director that the parties enter into this Incentive Share Purchase Option Agreement on the terms and conditions hereinafter set forth:

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	The Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase all or any portion of 250,000 fully paid common shares of the Company from its treasury at the price of $0.10 per share up to and including January 29, 2027 (the "Option") and are vested in stages over a period of 18 months, notwithstanding the foregoing the Option shall terminate 90 days after the Optionee ceases to be a Director of the Company. Any shares issued pursuant to this Incentive Share Purchase Option Agreement are subject to a hold period expiring May 30, 2024. The Option is exercisable as follows:

No. of Option
Vesting Period	Permitted to be exercised
Between January 29, 2024 and July 29, 2024	62,500
Between July 30, 2024 and January 29, 2025	62,500
Between January 30, 2025 and July 29, 2025	62,500
Between July 30, 2025 through January 29, 2027	62,500
Total:	250,000

2.	The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque in favour of the Company for the full amount of the purchase price of the shares then being purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates in the Optionee’s name for the number of shares so purchased.

3.	This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under option.

4.	The Option herein granted shall not be assignable or transferable by the Optionee otherwise than by will or the law of intestacy and the Option may be exercised during the time herein provided only by the Optionee.

10

5.	If the Optionee should die prior to the expiry of the Option herein granted and while the Optionee is a Director of the Company, the said Option may then be exercised by the Optionee’s legal heirs or personal representatives within one year after the Optionee’s death to the same extent as if the Optionee were alive and a Director of the Company, but only for such shares as the Optionee was entitled to at the date of the Optionee’s death.

6.	The provisions of this Agreement and any amendments thereto and the exercise of the rights herein before granted to the Optionee are subject to the approval of the relevant and applicable regulatory authorities.

7.	Shareholder approval shall be obtained prior to the exercise of the Option herein granted to the Optionee in the event the Optionee wishes to exercise the said Option (such approval has been obtained at the Company's latest annual general meeting).

8.	Shareholder approval shall be obtained in respect of amendments to the Agreement, if necessary, and subject to the approval of the regulatory authorities.

9.	In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option hereby granted is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

10.	The Company hereby covenants and agrees to and with the Optionee that it will reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option herein granted.

11.	Time shall be of the essence of the Agreement.

12.	This Agreement constitutes the entire agreement between the Company and the Optionee and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first written above.

The corporate seal of 37 CAPITAL INC. was hereunto affixed in the presence of “signed”	) ) )
)
Authorized Signatory	)
	)	C/S
Authorized Signatory	)
)
SIGNED, SEALED AND DELIVERED by GREGORY T. MCFARLANE in the presence of	) ) ) )	“signed”
Name	)	GREGORY T. MCFARLANE
“witnessed”	)
)
Address	)
)
)
)
)
)
)
Occupation	)

11

To:

37 CAPITAL INC.

Suite 575, 510 Burrard Street

Vancouver, British Columbia V6C 3A8

Attention: Secretary

Notice of Election to Exercise

This Notice of Election to Exercise shall constitute proper notice pursuant Section 7.1 of 37 Capital Inc.’s (the "Company") Stock Option Plan (the "Plan") and Item 2. of that certain Stock Option Agreement (the "Agreement") dated as of the 29th day of January, 2024, between the Company and the undersigned.

The undersigned hereby elects to exercise Optionee's option to purchase ____________ shares of the common stock of the Company at a price of $0.10 per share, for aggregate consideration of $____________ on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Item. 2 of the Agreement, accompanies this Notice.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificate(s)	Name

Address	Address

Telephone Number:

DATED at Vancouver, British Columbia, this ______ day of _______________, _______.

(Name of Optionee – Please type or print)

(Signature and, if applicable, Office)

(As indicated in Registration Information)
(Address of Optionee)

(City, Province or State, and Postal Code of Optionee)

12

INCENTIVE SHARE PURCHASE OPTION AGREEMENT

THIS AGREEMENT made as of the 29th day of January, 2024.

BETWEEN:

37 CAPITAL INC.

a company duly incorporated under the laws of the Province

of British Columbia, having its head office at

Suite 575, 510 Burrard Street,

Vancouver, British Columbia, Canada V6C 3A8

(hereinafter called the "Company")

OF THE FIRST PART

AND:

MARIA ARENAS, of

16152 95 Avenue

Surrey, BC V4N 3A1

(hereinafter called the "Optionee" or “Officer”)

OF THE SECOND PART

WHEREAS the Optionee is an Officer of the Company and requires as a condition of being an Officer that the parties enter into this Incentive Share Purchase Option Agreement on the terms and conditions hereinafter set forth:

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	The Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase all or any portion of 250,000 fully paid common shares of the Company from its treasury at the price of $0.10 per share up to and including January 29, 2027 (the "Option") and are vested in stages over a period of 18 months, notwithstanding the foregoing the Option shall terminate 90 days after the Optionee ceases to be an Officer of the Company. Any shares issued pursuant to this Incentive Share Purchase Option Agreement are subject to a hold period expiring May 30, 2024. The Option is exercisable as follows:

No. of Option
Vesting Period	Permitted to be exercised
Between January 29, 2024 and July 29, 2024	62,500
Between July 30, 2024 and January 29, 2025	62,500
Between January 30, 2025 and July 29, 2025	62,500
Between July 30, 2025 through January 29, 2027	62,500
Total:	250,000

If any option is not exercised during a particular vesting period, then such unexercised option shall be fully exercisable during any subsequent vesting period.

2.	The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque in favour of the Company for the full amount of the purchase price of the shares then being purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates in the Optionee’s name for the number of shares so purchased.

3.	This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under option.

4.	The Option herein granted shall not be assignable or transferable by the Optionee otherwise than by will or the law of intestacy and the Option may be exercised during the time herein provided only by the Optionee.

13

5.	If the Optionee should die prior to the expiry of the Option herein granted and while the Optionee is a Director of the Company, the said Option may then be exercised by the Optionee’s legal heirs or personal representatives within one year after the Optionee’s death to the same extent as if the Optionee were alive and an Officer of the Company, but only for such shares as the Optionee was entitled to at the date of the Optionee’s death.

6.	The provisions of this Agreement and any amendments thereto and the exercise of the rights herein before granted to the Optionee are subject to the approval of the relevant and applicable regulatory authorities.

7.	Shareholder approval shall be obtained prior to the exercise of the Option herein granted to the Optionee in the event the Optionee wishes to exercise the said Option (such approval has been obtained at the Company's latest annual general meeting).

8.	Shareholder approval shall be obtained in respect of amendments to the Agreement, if necessary, and subject to the approval of the regulatory authorities.

9.	In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option hereby granted is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

10.	The Company hereby covenants and agrees to and with the Optionee that it will reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option herein granted.

11.	Time shall be of the essence of the Agreement.

12.	This Agreement constitutes the entire agreement between the Company and the Optionee and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter thereof.

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first written above.

The corporate seal of 37 CAPITAL INC. was hereunto affixed in the presence of	) ) )
“signed”	)
Authorized Signatory	)
	)	C/S
Authorized Signatory	)
)
SIGNED, SEALED AND DELIVERED by MARIA ARENAS in the presence of “witnessed”	) ) ) )	“signed”
Name	)	MARIA ARENAS
)
Address	)
)
)
)
)
)
)
Occupation	)

14

To:

37 CAPITAL INC.

Suite 575, 510 Burrard Street

Vancouver, British Columbia V6C 3A8

Attention: Secretary

Notice of Election to Exercise

This Notice of Election to Exercise shall constitute proper notice pursuant Section 7.1 of 37 Capital Inc.’s (the "Company") Stock Option Plan (the "Plan") and Item 2. of that certain Stock Option Agreement (the "Agreement") dated as of the 29th day of January, 2024, between the Company and the undersigned.

The undersigned hereby elects to exercise Optionee's option to purchase ____________ shares of the common stock of the Company at a price of $0.10 per share, for aggregate consideration of $____________ on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Item. 2 of the Agreement, accompanies this Notice.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificate(s)	Name

Address	Address

Telephone Number:

DATED at Vancouver, British Columbia, this ______ day of _______________, _______.

(Name of Optionee – Please type or print)

(Signature and, if applicable, Office)

(As indicated in Registration Information)
(Address of Optionee)

(City, Province or State, and Postal Code of Optionee)

15

INCENTIVE SHARE PURCHASE OPTION AGREEMENT

THIS AGREEMENT made as of the 29th day of January, 2024.

BETWEEN:

37 CAPITAL INC.

a company duly incorporated under the laws of the Province

of British Columbia, having its head office at

Suite 575, 510 Burrard Street,

Vancouver, British Columbia, Canada V6C 3A8

(hereinafter called the "Company")

OF THE FIRST PART

AND:

MATHIEU MCDONALD, of

1755 West 14th Avenue, Suite 104

Vancouver, BC V6J 2J6

(hereinafter called the "Optionee" or “Consultant”)

OF THE SECOND PART

WHEREAS the Optionee is a Consultant of the Company and requires as a condition of providing his consulting services to the Company that the parties enter into this Incentive Share Purchase Option Agreement on the terms and conditions hereinafter set forth:

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	The Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase all or any portion of 250,000 fully paid common shares of the Company from its treasury at the price of $0.10 per share up to and including January 29, 2027 (the "Option"). The Option is exercisable after one year from the date of grant and is subject to the vesting period below, notwithstanding the foregoing the Option shall terminate 30 days after the Optionee ceases to be a Consultant of the Company. Any shares issued pursuant to this Incentive Share Purchase Option Agreement are subject to a hold period expiring May 30, 2024. The Option is exercisable as follows:

No. of Option
Vesting Period	Permitted to be exercised
Between January 29, 2025 and July 29, 2025	62,500
Between July 30, 2025 and January 29, 2026	62,500
Between January 30, 2026 and July 29, 2026	62,500
Between July 30, 2026 through January 29, 2027	62,500
Total:	250,000

If any option is not exercised during a particular vesting period, then such unexercised option shall be fully exercisable during any subsequent vesting period.

2.	The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque in favour of the Company for the full amount of the purchase price of the shares then being purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates in the Optionee’s name for the number of shares so purchased.

3.	This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under option.

4.	The Option herein granted shall not be assignable or transferable by the Optionee otherwise than by will or the law of intestacy and the Option may be exercised during the time herein provided only by the Optionee.

16

5.	If the Optionee should die prior to the expiry of the Option herein granted and while the Optionee is a Consultant of the Company, the said Option may then be exercised by the Optionee's legal heirs or personal representatives within one year after the Optionee's death to the same extent as if the Optionee were alive and a Consultant of the Company, but only for such shares as the Optionee was entitled to at the date of the Optionee's death.

6.	The provisions of this Agreement and any amendments thereto and the exercise of the rights herein before granted to the Optionee are subject to the approval of the relevant and applicable regulatory authorities.

7.	Shareholder approval shall be obtained prior to the exercise of the Option herein granted to the Optionee in the event the Optionee wishes to exercise the said Option (such approval has been obtained at the Company's latest annual general meeting).

8.	Shareholder approval shall be obtained in respect of amendments to this Agreement, if necessary, and subject to the approval of the regulatory authorities.

9.	In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option hereby granted is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

10.	The Company hereby covenants and agrees to and with the Optionee that it will reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option herein granted.

11.	Time shall be of the essence of the Agreement.

12.	The Optionee hereby acknowledges and agrees that the Optionee will provide a Personal Information Form to the Company in the event regulatory authorities require it pursuant to the filing of the options being granted. In addition, the Optionee agrees to the collection, use and disclosure of Personal Information by the regulatory authority from time to time.

13.	This Agreement constitutes the entire agreement between the Company and the Optionee and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first written above.

The corporate seal of 37 CAPITAL INC. was hereunto affixed in the presence of “signed”	) ) )
)
Authorized Signatory	)
	)	C/S
Authorized Signatory	)
)
SIGNED, SEALED AND DELIVERED by MATHIEU MCDONALD in the presence of “signed”	) ) ) )	“signed”
Name	)	MATHIEU MCDONALD
)
Address	)
)
)
)
)
)
)
Occupation	)
)
)
Signature	)

17

To:

37 CAPITAL INC.

Suite 575, 510 Burrard Street

Vancouver, British Columbia V6C 3A8

Attention: Secretary

Notice of Election to Exercise

This Notice of Election to Exercise shall constitute proper notice pursuant Section 7.1 of 37 Capital Inc.’s (the "Company") Stock Option Plan (the "Plan") and Item 2. of that certain Stock Option Agreement (the "Agreement") dated as of the 29th day of January, 2024, between the Company and the undersigned.

The undersigned hereby elects to exercise Optionee's option to purchase ____________ shares of the common stock of the Company at a price of $0.10 per share, for aggregate consideration of $____________ on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Item. 2 of the Agreement, accompanies this Notice.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificate(s)	Name

Address	Address

Telephone Number:

DATED at Vancouver, British Columbia, this ______ day of _______________, _______.

(Name of Optionee – Please type or print)

(Signature and, if applicable, Office)

(As indicated in Registration Information)
(Address of Optionee)

(City, Province or State, and Postal Code of Optionee)

18

INCENTIVE SHARE PURCHASE OPTION AGREEMENT

THIS AGREEMENT made as of the 29th day of January, 2024.

BETWEEN:

37 CAPITAL INC.

a company duly incorporated under the laws of the Province

of British Columbia, having its head office at

Suite 575, 510 Burrard Street,

Vancouver, British Columbia, Canada V6C 3A8

(hereinafter called the "Company")

OF THE FIRST PART

AND:

ARIF MERALI, of

14 - 5237 Oakmount Cr

Burnaby, BC V5H 4S6

(hereinafter called the "Optionee" or “Consultant”)

OF THE SECOND PART

WHEREAS the Optionee is a Consultant of the Company and requires as a condition of providing his consulting services to the Company that the parties enter into this Incentive Share Purchase Option Agreement on the terms and conditions hereinafter set forth:

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	The Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase all or any portion of 250,000 fully paid common shares of the Company from its treasury at the price of $0.10 per share up to and including January 29, 2027 (the "Option"). The Option is exercisable after one year from the date of grant and is subject to the vesting period below, notwithstanding the foregoing the Option shall terminate 30 days after the Optionee ceases to be a Consultant of the Company. Any shares issued pursuant to this Incentive Share Purchase Option Agreement are subject to a hold period expiring May 30, 2024. The Option is exercisable as follows:

No. of Option
Vesting Period	Permitted to be exercised
Between January 29, 2025 and July 29, 2025	62,500
Between July 30, 2025 and January 29, 2026	62,500
Between January 30, 2026 and July 29, 2026	62,500
Between July 30, 2026 through January 29, 2027	62,500
Total:	250,000

If any option is not exercised during a particular vesting period, then such unexercised option shall be fully exercisable during any subsequent vesting period.

2.	The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque in favour of the Company for the full amount of the purchase price of the shares then being purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates in the Optionee’s name for the number of shares so purchased.

3.	This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under option.

4.	The Option herein granted shall not be assignable or transferable by the Optionee otherwise than by will or the law of intestacy and the Option may be exercised during the time herein provided only by the Optionee.

19

5.	If the Optionee should die prior to the expiry of the Option herein granted and while the Optionee is a Consultant of the Company, the said Option may then be exercised by the Optionee's legal heirs or personal representatives within one year after the Optionee's death to the same extent as if the Optionee were alive and a Consultant of the Company, but only for such shares as the Optionee was entitled to at the date of the Optionee's death.

6.	The provisions of this Agreement and any amendments thereto and the exercise of the rights herein before granted to the Optionee are subject to the approval of the relevant and applicable regulatory authorities.

7.	Shareholder approval shall be obtained prior to the exercise of the Option herein granted to the Optionee in the event the Optionee wishes to exercise the said Option (such approval has been obtained at the Company's latest annual general meeting).

8.	Shareholder approval shall be obtained in respect of amendments to this Agreement, if necessary, and subject to the approval of the regulatory authorities.

9.	In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option hereby granted is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

10.	The Company hereby covenants and agrees to and with the Optionee that it will reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option herein granted.

11.	Time shall be of the essence of the Agreement.

12.	The Optionee hereby acknowledges and agrees that the Optionee will provide a Personal Information Form to the Company in the event regulatory authorities require it pursuant to the filing of the options being granted. In addition, the Optionee agrees to the collection, use and disclosure of Personal Information by the regulatory authority from time to time.

13.	This Agreement constitutes the entire agreement between the Company and the Optionee and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first written above.

The corporate seal of 37 CAPITAL INC. was hereunto affixed in the presence of “signed”	) ) )
)
Authorized Signatory	)
	)	C/S
Authorized Signatory	)
)
SIGNED, SEALED AND DELIVERED by ARIF MERALI in the presence of	) ) ) )	“signed”
Name	)	ARIF MERALI
)
Address	)
)
)
)
)
)
)
Occupation	)

20

To:

37 CAPITAL INC.

Suite 575, 510 Burrard Street

Vancouver, British Columbia V6C 3A8

Attention: Secretary

Notice of Election to Exercise

This Notice of Election to Exercise shall constitute proper notice pursuant Section 7.1 of 37 Capital Inc.’s (the "Company") Stock Option Plan (the "Plan") and Item 2. of that certain Stock Option Agreement (the "Agreement") dated as of the 29th day of January, 2024, between the Company and the undersigned.

The undersigned hereby elects to exercise Optionee's option to purchase ____________ shares of the common stock of the Company at a price of $0.10 per share, for aggregate consideration of $____________ on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Item. 2 of the Agreement, accompanies this Notice.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificate(s)	Name

Address	Address

Telephone Number:

DATED at Vancouver, British Columbia, this ______ day of _______________, _______.

(Name of Optionee – Please type or print)

(Signature and, if applicable, Office)

(As indicated in Registration Information)
(Address of Optionee)

(City, Province or State, and Postal Code of Optionee)

21

INCENTIVE SHARE PURCHASE OPTION AGREEMENT

THIS AGREEMENT is made as of the 5th day of December, 2024.

BETWEEN:

37 CAPITAL INC.

a company duly incorporated under the laws of the Province

of British Columbia, having its head office at

Suite 575, 510 Burrard Street,

Vancouver, British Columbia, Canada V6C 3A8

(hereinafter called the "Company")

OF THE FIRST PART

AND:

ROBERTO FIA, of

197 Beech Avenue

Toronto, ON M4E 3H8

(hereinafter called the "Optionee" or “Consultant”)

OF THE SECOND PART

WHEREAS the Optionee is a Consultant of the Company and requires as a condition of being a Consultant that the parties enter into this Incentive Share Purchase Option Agreement on the terms and conditions hereinafter set forth:

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	The Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase all or any portion of 400,000 fully paid common shares of the Company from its treasury at the price of $0.10 per share up to and including December 5, 2027 (the "Option") and are vested in stages over a period of 18 months, notwithstanding the foregoing the Option shall terminate 90 days after the Optionee ceases to be a Consultant of the Company. Any shares issued pursuant to this Incentive Share Purchase Option Agreement are subject to a hold period expiring May 30, 2024. The Option is exercisable as follows:

No. of Option
Vesting Period	Permitted to be exercised
Between December 5, 2024 and June 5, 2025	100,000
Between June 6, 2025 and December 5. 2025	100,000
Between December 6, 2025 and June 5, 2026	100,000
Between June 6, 2026 through December 5, 2027	100,000
Total:	400,000

If any option is not exercised during a particular vesting period, then such unexercised option shall be fully exercisable during any subsequent vesting period.

2.	The right to take up shares pursuant to the Option is exercisable by notice in writing to the Company accompanied by a certified cheque in favour of the Company for the full amount of the purchase price of the shares then being purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates in the Optionee’s name for the number of shares so purchased.

3.	This is an Option Agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under option.

4.	The Option herein granted shall not be assignable or transferable by the Optionee otherwise than by will or the law of intestacy and the Option may be exercised during the time herein provided only by the Optionee.

22

5.	If the Optionee should die prior to the expiry of the Option herein granted and while the Optionee is a Consultant of the Company, the said Option may then be exercised by the Optionee's legal heirs or personal representatives within one year after the Optionee's death to the same extent as if the Optionee were alive and a Consultant of the Company, but only for such shares as the Optionee was entitled to at the date of the Optionee's death.

6.	The provisions of this Agreement and any amendments thereto and the exercise of the rights herein before granted to the Optionee are subject to the approval of the relevant and applicable regulatory authorities.

7.	Shareholder approval shall be obtained prior to the exercise of the Option herein granted to the Optionee in the event the Optionee wishes to exercise the said Option (such approval has been obtained at the Company's latest annual general meeting).

8.	Shareholder approval shall be obtained in respect of amendments to the Agreement, if necessary, and subject to the approval of the regulatory authorities.

9.	In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option hereby granted is outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

10.	The Company hereby covenants and agrees to and with the Optionee that it will reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee in the event the Optionee exercises the Option herein granted.

11.	Time shall be of the essence of the Agreement.

12.	This Agreement constitutes the entire agreement between the Company and the Optionee and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter thereof.

IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first written above.

The corporate seal of 37 CAPITAL INC. was hereunto affixed in the presence of	) ) )
)
Authorized Signatory	)
	)	C/S
Authorized Signatory	)
)
SIGNED, SEALED AND DELIVERED by ROBERTO FIA in the presence of /signed/	) ) ) )	”signed”
Name	)	ROBERTO FIA
)
Signature	)
)
Address	)
)
)
)
)
)
)
Occupation	)

23

To:

37 CAPITAL INC.

Suite 575, 510 Burrard Street

Vancouver, British Columbia V6C 3A8

Attention: Secretary

Notice of Election to Exercise

This Notice of Election to Exercise shall constitute proper notice pursuant Section 7.1 of 37 Capital Inc.’s (the "Company") Stock Option Plan (the "Plan") and Item 2. of that certain Stock Option Agreement (the "Agreement") dated as of the 5h day of December, 2024, between the Company and the undersigned.

The undersigned hereby elects to exercise Optionee's option to purchase ____________ shares of the common stock of the Company at a price of $0.10 per share, for aggregate consideration of $____________ on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Item. 2 of the Agreement, accompanies this Notice.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificate(s)	Name

Address	Address

Telephone Number:

DATED at Vancouver, British Columbia, this ______ day of _______________, _______.

(Name of Optionee – Please type or print)

(Signature and, if applicable, Office)

(As indicated in Registration Information)
(Address of Optionee)

(City, Province or State, and Postal Code of Optionee)

24